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                                                               EXHIBIT 10.34

                              FIRST LEASE AMENDMENT

     This instrument dated as of the 1st day of March, 2001, by and between 200 SOUTH WACKER DRIVE, L.L.C., an Illinois limited liability company ("Landlord") and ORBITZ, LLC, a Delaware limited liability company ("Tenant").

                                R E C I T A L S:

     A. By instrument dated as of October 1, 2000 (the "Lease"), Landlord demised and leased to Tenant certain premises comprising the entirety of the eighteenth (l8th) and nineteenth (19th) floors and containing approximately 44,766 rentable square feet in the aggregate (the "Premises") in the Building known as 200 South Wacker Drive (the "Building") in Chicago, Illinois, on the terms and conditions set forth therein.

     B. In lieu of Landlord performing the Work described in the Work Letter attached to the Lease as Exhibit C, Tenant has elected to retain its own general contractor to perform the Work and accordingly, Landlord and Tenant desire to make certain modifications to the Lease.

     C. Landlord and Tenant desire to amend the Lease as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, receipt whereof is hereby acknowledged, Landlord and Tenant covenant and agree as follows:

     1. Effective as of the date hereof, Section 1 (Term) of the Lease is revised by deleting it in its entirety and by substituting in lieu thereof the following:

            "The term of this Lease (hereinafter referred to as the "Term") shall commence on the 1st day of March, 2001 (hereinafter referred to as the "Commencement Date") and shall end on the 29th day of February, 2008 (hereinafter referred to as the "Termination Date"), unless sooner terminated (or extended) as provided herein."

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     2.     Effective as of the date hereof, Section 2.B (Partial Abatement of
Base Rent and Additional Rent) of the Lease is revised by deleting it in its entirety and by substituting in lieu thereof the following:

            "If Tenant is not in "default" hereunder (as described in Section 22 hereof) on the date any such installment is due, Base Rent and Additional Rent due hereunder commencing on the Commencement Date with respect to the portion of the Premises comprising the entirety of the nineteenth (19th) floor shall be abated in full through the period ending May 31, 2001."

     3. Effective as of the date hereof, Section 5 (Possession) of the Lease is revised as follows

            (a) By deleting therefrom Paragraph A in its entirety and by substituting in lieu thereof the following:

                  "A. Tenant agrees to accept the Premises in its "as
            is" condition as of the date of this Lease, subject, however, to Landlord's agreement to demolish the existing improvements on the nineteenth (19th) floor. Possession of the Premises shall be tendered to Tenant by Landlord upon full execution and delivery of this Lease for purposes of permitting Tenant to commence the performance of the Work therein as described in the Work Letter attached hereto as Exhibit C and made a part hereof. In no event shall the Commencement Date or the Termination Date be deferred on account of Tenant's failure to substantially complete the Work by the Commencement Date."

            (b) By deleting from Paragraph B thereof the first full grammatical sentence in its entirety.

     4. Effective as of the date hereof, Section 19 (Obligations to Mortgagees) of the Lease is revised by deleting from Paragraph C thereof (Non-Disturbance Agreement) the first full grammatical sentence and by substituting in lieu thereof the following:

            "Promptly following the Commencement Date, Landlord shall provide Tenant with a Non-Disturbance Agreement from Landlord's current mortgage lender substantially in the form attached hereto as Exhibit I, and the obligations of

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     Tenant under this Paragraph 19 are contingent upon Tenant's receipt of such
     Non-Disturbance Agreement."

     5. Effective as of the date hereof, Exhibit C (the Work Letter) to the Lease is revised such that all references therein to the performance of the Work by the Landlord or by a general contractor retained or controlled by Landlord are deleted; it is understood and agreed that Tenant shall retain Turner Construction (Special Projects) as the general contractor to perform the Work, that Tenant shall sign the construction contract with the general contractor and that the general contractor shall perform all aspects of the Work under the direction and control of Tenant, subject to Landlord's approval (which approval shall not unreasonably be withheld) of the Final Plans therefor and any material changes to the Final Plans (so long as such changes do not impact the systems or structure of the Building), and further subject to Landlord's supervision of such Work. Landlord acknowledges that the Final Plans with respect to the Work on the eighteenth (18) floor have been approved by Landlord as of the date of this Amendment (except with respect to the balancing of the HVAC system), and Landlord further agrees that with respect to the Final Plans for the Work on the nineteenth (19th) floor, Landlord shall respond to Tenant's requests for approval in a timely manner. Exhibit C to the Lease is further revised by deleting Paragraph 4 in its entirety. Exhibit C to the Lease is further revised by deleting Paragraph 3 in its entirety and by substituting the following in lieu thereof:

            "3.   PAYMENT OF COSTS OF THE WORK.

            (a) Subject to the provisions of Paragraph 3(b) below and Landlord's obligation to demolish at Landlord's sole cost the improvements currently located on the eighteenth (18th) and nineteenth (19th) floors as described in Section 30 of the Lease, the Work shall be installed at Tenant's sole cost and expense.
     The cost of the Work shall include, and Tenant agrees to pay Landlord for, the following costs ("Landlord's Costs"): (i) the reasonable and actual cost of all work, if any, performed by Landlord on behalf of Tenant and for all materials and labor furnished on Tenant's behalf (which work Landlord shall be authorized to perform

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     only upon written request of Tenant); (ii) the reasonable and actual cost of any services provided to Tenant or its contractors including but not limited to the cost for rubbish removal, hoisting, and utilities to the extent not included in any other fees paid by Tenant; and (iii) a supervision fee equal to Landlord's direct out-of-pocket costs not to exceed $0.25 per rentable square foot of the Premises (which shall reimburse Landlord for the costs of providing employees of Landlord for supervising such work and reviewing the Final Plans and costs for rubbish removal and cleanup prior to substantial completion of the Work). Landlord may render bills to Tenant monthly for Landlord's Costs (provided that the supervision fee shall be billed proportionately based on the costs of the Work performed during the period in question). All bills shall be paid from the construction escrow as set forth in subparagraphs (b) and (c) below.

            (b) Pursuant to Section 30 of the Lease, Landlord has agreed to provide Tenant with an allowance of $1,342,980.00 ("Tenant Improvement Allowance") to be used toward payment of certain costs incurred by Tenant in connection with the Work. Funds may be drawn against the Tenant Improvement Allowance at any time and from time to time commencing upon full execution of the Lease, but not after the date which is twelve (12) months following the Commencement Date (subject, however, to the provisions of Section 30.C of the Lease providing for the credit of a portion of any unused Tenant Improvement Allowance to the payment of Base Rent), subject to the following:

            (i) Tenant may not make more than one draw in any calendar month;

            (ii) The minimum amount which may be drawn at any one time (except in case of the final draw) is One Hundred Thousand Dollars ($100,000);

            (iii) Except for the final draw, the maximum amount of any draw shall not exceed an amount which bears the same ratio to the total Tenant Improvement Allowance as the cost of the Work paid by Tenant and covered by the lien waivers submitted by Tenant in connection with the draw request bears to the total cost of the Work;

            (iv) With each draw request, Tenant shall submit to Landlord the following documents:

            (A) A true and correct copy of the application for payment by Tenant's Contractors for the Work completed to date, including contractor's affidavits and sworn statements evidencing the cost of the Work performed to date (or in the case of subcontractors and materialmen, affidavits and sworn statements for the last preceding draw request);

            (B) Partial or final lien waivers with respect to the Work performed to date (or in the case of subcontractors and materialmen and except for the final

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     disbursement of the Tenant Improvement Allowance, partial lien waivers for the last preceding draw request);

            (C) Tenant's certification to Landlord that the amounts set forth in all contractor's sworn statements are owed to Tenant's Contractors for the Work performed to date;

            (D) The total cost of the Work based on the Final Plans, as such cost may change from time to time;

            (E) With the final draw request, Tenant shall submit to Landlord a certificate from Tenant's Architect stating that the Work has been completed in accordance with the Final Plans and applicable zoning, building, environmental and other laws.

            (v) Landlord will disburse the portion of the Tenant Improvement Allowance allocable to each draw request to Tenant or Tenant's Contractors (at Landlord's option) within thirty (30) days after Tenant has submitted the required information for such draw and has otherwise complied with the requirements hereof.

            (c) Prior to commencement of any construction by Tenant or payment of any of Tenant's Contractors, Landlord shall establish a construction escrow in the form attached hereto as Exhibit A providing for payment of Tenant's Contractors as the Work progresses upon satisfactory review of lien waivers and sworn statements from Tenant's Contractors and if requested by Landlord, Landlord's title insurance company's willingness to issue title insurance over mechanic's liens relating to the Work to the date of each draw. Landlord and Tenant shall each fund their respective shares of the construction escrow as the Work progresses and within ten (10) days of processing each draw request. Tenant shall pay for the Work out of the construction escrow. The provisions of Section 9 of the Lease shall apply to Tenant's performance of and payment for the Work. The cost of the construction escrow shall be borne by Tenant, except that Tenant shall not be required to pay for any title insurance costs in connection therewith, if required by Landlord, other than any title indemnities which the title company may require in connection with possible mechanics' lien claims."

     6. Landlord and Tenant each represents and warrants to the other that neither it nor any of its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than The John Buck Company in the negotiation or making of this First Lease Amendment, and Landlord and Tenant each agrees to indemnify and hold harmless the other from the claim or

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claims of any other broker or brokers claiming to have caused such party to enter into this First Lease Amendment.

     7. Except as expressly modified and amended hereby, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

                                        LANDLORD:

                                        200 SOUTH WACKER DRIVE, L.L.C.

                                        By:  The Equitable Life Assurance
                                             Society of the United States, a
                                             New York corporation, solely on
                                             behalf and for the benefit of its
                                             Separate Account 8, known as the
                                             "Prime Property Fund"


                                             By: /s/ Jeffrey Perpich
                                                 -------------------------------
                                             Name: Jeffrey Perpich
                                             Its:  Investment Officer

                                        TENANT:

                                        ORBITZ, LLC,
ATTEST:                                 a Delaware limited liability company


     /s/ Jane E. Denman                      /s/ Jeffrey G. Katz

By:  JANE E. DENMAN                     By:  JEFFREY G. KATZ
     -------------------------               -----------------------------------
Its: VICE PRESIDENT, H.R.               Its: PRESIDENT & CEO
     -------------------------               -----------------------------------

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                                    EXHIBIT A

                           FORM OF CONSTRUCTION ESCROW

                                       A-1
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                      NEAR NORTH NATIONAL TITLE CORPORATION
                    A MEMBER OF THE NEAR NORTH NATIONAL GROUP
                         ------------------------------

                    OWNER'S AND TENANT'S CONSTRUCTION ESCROW


DATE        MARCH 12, 2001

CONSTRUCTION ESCROW NUMBER    C070l0008


     NEAR NORTH NATIONAL TITLE CORPORATION


200 S. WACKER DRIVE LLC (hereinafter described as "Owner) will deposit
approximately $       and ORBITZ, LLC (hereinafter described as "Tenant") will
deposit $      and cause to be deposited General Contractor's Sworn Statement together with partial or final waivers of lien from contractors, sub-contractors, and suppliers in connection with construction work in process at,

200 South Wacker Drive Chicago, Illinois Suite or Floor Number 1800/1900
ADDRESS                            CITY                STATE

Tenant Improvements
TYPE OF IMPROVEMENT


The general contractor is Turner Construction Company


THE ARCHITECT IS GENSLER ARCHITECT.

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     WHEN YOU RECEIVE:

1.   A sworn Tenant's statement and approval to make payment
2. Landlord's approval to make payment which may be incorporated on the sworn Tenant's statement.
3. Certification from the architect that the labor and material for which payment is requested has been property performed or is in place on the premises in question.
4.   Sufficient funds (if not previously deposited)
5. Personal undertaking from the general contractor for submission of waivers from the subcontractors on a delayed basis. (First draw only)

YOU ARE AUTHORIZED TO PROCEED AS FOLLOWS:

That payment should be directly made to the General Contractor and although Near North National Title corporation shall have no liability hereunder regarding lien rights which may be asserted by any sub-contractor or supplier, it shall examine lien waivers from subcontractors submitted by General Contractor in order to substantiate payment to the General Contractor.

     You are hereby directed to examine the general contractor's sworn statement, together with supporting affidavits and waivers of lien of subcontractors and materialmen in accordance with the following procedure:

     1. At the time of the initial draw; the general contractor will deposit or cause to be deposited with you the general contractor's sworn statement and his own waiver in the amount of the draw.

     2. At the time of each subsequent disbursement, the general contractor will deposit or cause to be deposited with you the general contractor's sworn statement and his own waiver of lien for the current draw and all supporting documentation such as affidavits and waivers of lien from subcontractors and materialmen for the previous draw.

     3. At the time of the final disbursement the general contractor will deposit or cause to be deposited his general contractor's sworn statement and all remaining affidavits and waivers of lien from subcontractors and materialmen for the previous draw. In addition, at the time of the final disbursement, all of the final supporting documentation should be deposited with you.

PRIOR TO EACH AND EVERY DISBURSEMENT YOU SHALL PERFORM A COMPUTER CHECK FOR MECHANIC LIEN CLAIMS COVERING THE MOST CURRENT DATE POSSIBLE. IN THE EVENT A MECHANIC'S LIEN CLAIM APPEARS RELATING TO THE SPACE REFERENCED IN THIS ESCROW NO DISBURSEMENT WILL BE MADE WITHOUT THE TENANT'S AND OWNER'S APPROVAL TO PROCEED WITH THE CURRENT DRAW REQUEST.

     THE PERMANENT TAX NUMBERS ARE 17-16-214-002-0000

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     It is understood that your undertakings, and any liability arising therefrom regarding the release of lien rights shall extend only to the Owner and Tenant and shall be limited to those persons to whom you are making payments and only for those amounts being paid. Any lien rights associated with work previously completed, or completed by persons not receiving payments from you, are specifically excluded.

     It is further understood that you make no representation that a title insurance policy insuring over mechanics' lien claims will necessarily issue without additional requirements being met.

     It is further understood that no responsibility is assumed by you concerning the sufficiency of funds deposited herein to complete the contemplated construction satisfactorily.

     If conflicting demands are made upon Escrowee or legal action is taken in connection with the Escrow, Escrowee may withhold and stop all further proceedings without liability therefor, or Escrowee may file suit in interpleader or for declaratory relief. If Escrowee is required to respond to any legal summons or proceedings, or if any action of interpleader or declaratory relief is brought by Escrowee, or if conflicting demands or notice by parties to this Escrow or by any other party or parties are served upon Escrowee, the undersigned jointly and severally agree to pay reasonable escrow fees and all costs, expenses, and reasonable attorney's fee expended or incurred by Escrowee as a result of any of the above described events. The undersigned further agree to save Escrowee harmless as escrow holder under the Escrow from all losses and expenses, including reasonable attorney's fee and court cost incurred by reason of any claim, demand, or action filed with respect to the Escrow. The undersigned jointly and severally agree to pay fees of Escrowee and reimburse Escrowee for al1 expenses incurred in connection herewith and direct that all sums due to Escrowee pursuant hereto be deducted from the sums held in the Escrow prior to disbursement of said sums, to the extent said sums are sufficient to pay all sums due Escrowee. The undersigned hereby grant Escrowee a lien against the deposits held in the Escrow to secure all sums due Escrowee.

     Deposits made pursuant to these instructions may be invested on behalf of any party or parties hereto: Provided, that any direction to Escrowee for such investment shall be expressed in writing and contain the consent of all other parties to this escrow, and also provided that you are in receipt of the taxpayer's identification number and investment forms as required. Escrowee will, upon request, furnish information concerning its procedures and fee schedules for investment.

     Except as to deposits of funds for which Escrowee has received express written direction concerning investment or other handling, the parties hereto agree that the Escrowee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, that Escrowee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Illinois Corporate Fiduciary Act, 205 ILCS 620/2-8 (1992) and may use any part or all of such funds for its own benefit without obligation to any party for interest or earnings

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derived thereby, if any. Provided, however, nothing herein shall diminish
Escrowee's obligation to apply the full amount of the deposits in accordance with the terms of this Agreement.

     In the event the Escrowee is requested to invest deposits hereunder, Near North National Title Corporation is not to be held responsible for any loss of principal or interest which may be incurred as result of making the investments of redeeming said investment for the purpose of this escrow. Your charges hereunder are to be billed to owner. Escrow fees are payable when billed.


     OWNER
           ----------------------------------------
     200 SOUTH WACKER DRIVE LLC

     Print Name/Tit1e
                      ------------------------------

     Address
             ---------------------------------------

     Phone #
             -----------------------

     TENANT /s/ Jeffrey G. Katz
            ---------------------------------------
     ORBITZ LLC

     Print Name/Title JEFFREY G. KATZ, PRESIDENT & CEO

     Address 200 S. WACKER DR. STE 1900, CHICAGO, IL

     Phone # 312-894-5000

     GENERAL CONTRACTOR
                        -----------------------------
     TURNER CONSTRUCTION

     Print Name/Title
                      -------------------------------
     Address
             ----------------------------------------
     Phone #
             -----------------------

     ACCEPTED: NEAR NORTH NATIONAL TITLE CORPORATION

Print Name/Title
                 ------------------------------------

                                       -4-
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                      NEAR NORTH NATIONAL TITLE CORPORATION

                    A MEMBER OF THE NEAR NORTH NATIONAL GROUP


                              PERSONAL UNDERTAKING

                                 (AFTER THE ACT)


          WHEREAS, Near North National Title Corporation, as agent for the Title Insurance Company, hereinafter collectively referred to as "The Company," is about to issue or may issue in the future its title insurance policy or policies or commitments or date down endorsements therefor, all hereinafter referred to as "The Title Insurance Policy, in respect to the land therein described, and commonly known as 200 South Wacker for the space or floors occupied by Orbitz LLC for tenant improvement work.

          AND, WHEREAS, the company has raised as title exceptions on the Title Insurance Policy or will raise in the future the following mentioned actual or supposed rights, interests, liens, encumbrances, adverse claims or defects in title, which now exist or may at any time be claimed to exist, all hereinafter referred to as "Exceptions to Title," to wit:

          Mechanic's lien claims and future mechanic's lien claims which may arise as a result of the construction of improvements on the land emanating from contracts negotiated by the undersigned and pursuant to work performed by or for the undersigned for which it has previously received disbursements under any existing construction contracts.

          AND, WHEREAS, the Company has been or will be requested to issue the Title Insurance Policy, and may hereafter in the ordinary course of its business issue title insurance policy or policies or commitments or date down endorsements therefor in the form or forms now or then commonly used by the Company in respect to the land or to some part or parts thereof, of interest therein, either free and clear of all mention of aforesaid exceptions to title or insuring against loss or damage by reason thereof:

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     NOW, THEREFORE, in consideration of the issuance of said title insurance policies as aforesaid and of the sum of One Dollar ($1.00) in hand paid to the undersigned by the Company, the receipt whereof is hereby acknowledged, the undersigned, TURNER CONSTRUCTION COMPANY does hereby for itself, its successors and assigns, covenant and agree with the Company: (1) to fully protect, defend and save harmless the Company from and against the above mentioned rights and liens, and each and every one of them; (2) to fully protect, defend and save harmless the Company from any and all loss, costs, damages, attorney's and solicitor's, fees and expenses of every kind and nature which it may suffer, expend or incur under or by reason or in consequence of said title insurance policies, on account of, in consequence of or growing out of the above mentioned rights and liens, or any of them, or on account of the assertion of enforcement or attempted assertion or enforcement thereof, or of any right existing or hereafter arising, or which at any time be claimed to exist under or by reason, or in consequence of or growing out of the said rights and liens or any of them; (3) as against the assertion or attempted assertion of any such rights and liens to defend at itS own costs and charges in behalf of and for the protection of the Company and of the parties insured, or who may be insured, against loss by it under said title insurance policies (but without prejudice to the right of the Company to defend if it so elects) any and every suit, action or proceedings in which any such rights and liens may be asserted or attempted to be asserted, established or enforced in, to, upon, against or in respect to said real estate, or any part thereof, or interest therein;
     (4) that each and every provision hereof shall extend to and be in force concerning any and every other title insurance policy or policies which the Company may at any time or times hereafter issue insuring against loss by reason of the "Exceptions to Title" noted above with respect to the real estate hereinbefore described, or any part or parts thereof, or interest therein.

     Anything herein to the contrary, notwithstanding, the undersigned in consideration of the premises agrees as follows:

     1. That the undersigned shall document each and every draw with contractor's and subcontractor's sworn statements together with supporting waivers therefor. The supporting documents for each draw shall be furnished within 30 days after the date of the particular draw and all said documentation for a particular draw shall be acceptable to the Company and be deposited prior to the next draw or payout request. In the event that the documentation is not produced as herein above provided, then and in that event the Company shall have the option to terminate this agreement and the same shall thereafter become null and void and of no further force and effect reserving unto the Company, however, all rights that may have accrued to the Company prior to the date of such termination.

     2. That the total aggregate amount of documentation which may be submitted on after-the-fact basis relating to policies to be covered by this undertaking will not at any one time exceed the sum of $700,000.00.

     3. At the time the payments as disclosed on the general contractor's sworn statement reach 90% of the total contract amount, supporting waivers from subcontractors and or materialmen will have to be provided on a current basis.

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     4. That at the time of the final draw or at such time as issuance of the policy endorsement required, the undersigned shall have documented all prior draws; and the undersigned shall document the final draw with contractor's and subcontractor's sworn statements together with all supporting waiver's therefore, or in lieu thereof shall enter into a Title Indemnity Agreement with Near North National Title Corporation covering missing documentation.

     If any of the terms or conditions of this undertaking are not kept or performed by the undersigned then in that event the Company sha1l have the option, upon thirty (30) day's written notice by registered mail to the undersigned to terminate this agreement and the same sha1l become null and void and of no further force or effect, reserving unto the Company, however, all rights hereunder that may have accrued to the Company prior to the date of such termination.

THE UNDERSIGNED HEREBY AGREES THAT IN LIEU OF AN ORIGINAL WRITTEN SIGNATURE THE FACSIMILE SIGNATURE ON THIS DOCUMENT WILL CONSTITUTE A VALID ORIGINAL SIGNATURE TO THIS DOCUMENT AND CAN BE RELIED UPON FOR ENFORCEMENT PURPOSES.

     IN WITNESS, WHEREOF, said ______________________ has caused these presents to be signed this _______ day of _______________, 19__.


     by:
        ---------------------------
     TURNER CONSTRUCTION COMPANY


     ATTEST:
            ---------------------------
     by:
        ---------------------------

     ATTEST:
            ---------------------------


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ADDRESS